CONTENTS


                                                                     Statement
                                                                         No.

    Balance sheets at June 30, 1995, and pro forma giving
       effect as at that date to the adjustments set forth herein:
          Monongahela Power Company                                    1-A(i)
          The Potomac Edison Company                                   2-A(i)
          West Penn Power Company and Subsidiaries                     3-A(i)
          Allegheny Power System, Inc. (alone) and Allegheny Power
            System, Inc. and Subsidiaries                              4-A(i)
          Allegheny Generating Company                                 5-A(i)


    Statements of income and retained earnings for twelve months ended June 30, 1995, and pro forma giving effect
       as at beginning of period to the adjustments set forth herein:
          Monongahela Power Company                                    1-B(i)
          The Potomac Edison Company                                   2-B(i)
          West Penn Power Company and Subsidiaries                     3-B(i)
          Allegheny Power System, Inc. (alone) and Allegheny Power
           System, Inc. and Subsidiaries                               4-B(i)
          Allegheny Generating Company                                 5-B(i)


    These financial statements have been prepared for Form U-1 purposes and are unaudited.

    Reference is made to the Notes to Financial Statements in the Allegheny Power System companies combined Annual Report on
    Form 10-K for the year ended December 31, 1994, and to the Form 10-Q's for the quarters ended March 31, 1995 and June 30, 1995.


    The income statements do not reflect any additional income from investments which may be made with the proceeds from the transactions set forth in this application-declaration.

                                                              Statement 1-A(i)

    MONONGAHELA POWER COMPANY

    BALANCE SHEET - JUNE 30, 1995 PER BOOKS
    AND PRO FORMA GIVING EFFECT AS AT THAT DATE
    TO THE ADJUSTMENTS SET FORTH HEREIN



                                                                    (Thousands)
                                                   Per Books       Adjustments*   Pro Forma
    Assets

    Property, plant, and equipment:
       At original cost                            1,794,775                       1,794,775
       Accumulated depreciation                     (725,105)                       (725,105)


    Investments
       Allegheny Generating Company -
          common stock at equity                      58,993                          58,993
       Other                                             464                             464


    Current assets:
       Cash                                              120         100,000         100,120
       Accounts receivable:
          Electric service                            60,105                          60,105
          Affiliated and other                         9,839                           9,839
          Allowance for uncollectible accounts        (1,621)                         (1,621)
       Notes receivable from affiliates                4,100                           4,100
       Materials and supplies--at average cost:
          Operating and construction                  24,780                          24,780
          Fuel                                        23,738                          23,738
       Prepaid tax                                    10,375                          10,375
       Other                                           8,886                           8,886


    Deferred charges:
       Regulatory assets                             187,956                         187,956
       Unamortized loss on reacquired debt            16,403                          16,403
       Other                                          10,507                          10,507


              Total Assets                         1,484,315         100,000       1,584,315

    *Issuance and sale from time to time and renewal from time to time of short-term debt to mature not more than 270 days after the date of issuance or renewal thereof.

                                                              Statement 1-A(i)
                                                                 (continued)
    MONONGAHELA POWER COMPANY

    BALANCE SHEET - JUNE 30, 1995 PER BOOKS
    AND PRO FORMA GIVING EFFECT AS AT THAT DATE
    TO THE ADJUSTMENTS SET FORTH HEREIN


                                                                         (Thousands)
                                                          Per Books     Adjustments*   Pro Forma

    Capitalization and Liabilities

    Capitalization:
      Common stock:
         Common stock - par value $50 per share,
            authorized 8,000,000 shares, outstanding
            5,891,000 shares (no change
            since 7-1-94)                                   294,550                       294,550
         Other paid-in capital (decrease of $112,000
            since 7-1-94)                                     2,517                         2,517
         Retained earnings                                  202,556                       202,556

       Preferred stock:
         Cumulative preferred stock - par value
           $100 per share, authorized 1,500,000
           shares, outstanding 1,140,000 shares:
               Not subject to mandatory redemption           74,000                        74,000

       Long-term debt                                       489,823                       489,823

    Current liabilities:
       Short-term debt                                            0       100,000         100,000
       Long-term debt and preferred stock
           due within one year                               58,500                        58,500
       Accounts payable                                      20,479                        20,479
       Accounts payable to affiliates                         5,816                         5,816
       Taxes accrued:
           Federal and state income                           9,729                         9,729
           Other                                             12,666                        12,666
       Deferred power costs                                   7,247                         7,247
       Interest accrued                                       9,261                         9,261
       Other                                                 19,730                        19,730

    Deferred credits and other liabilities:
       Unamortized investment credit                         23,662                        23,662
       Deferred income taxes                                222,913                       222,913
       Regulatory liabilities                                19,830                        19,830
       Other                                                 11,036                        11,036

                    Total Capitalization and Liabilities  1,484,315       100,000       1,584,315

                                                              Statement 2-A(i)

    THE POTOMAC EDISON COMPANY

    BALANCE SHEET - JUNE 30, 1995 PER BOOKS
    AND PRO FORMA GIVING EFFECT AS AT THAT DATE
    TO THE ADJUSTMENTS SET FORTH HEREIN



                                                                   (Thousands)
                                                  Per Books       Adjustments*    Pro Forma
    Assets

    Property, plant, and equipment:
       At original cost                           2,013,953                       2,013,953
       Accumulated depreciation                    (703,144)                       (703,144)


    Investments and other assets:
       Allegheny Generating Company -
          common stock at equity                     61,177                          61,177
       Other                                            996                             996


    Current assets:
       Cash                                          41,693         100,250         141,943
       Accounts receivable:
          Electric service                           66,720                          66,720
          Affiliated and other                        2,745                           2,745
          Allowance for uncollectible accounts       (1,545)                         (1,545)
       Materials and supplies--at average cost:
          Operating and construction                 30,165                          30,165
          Fuel                                       23,826                          23,826
       Prepaid taxes                                  6,779                           6,779
       Other                                          2,906                           2,906



    Deferred charges:
       Regulatory assets                             95,083                          95,083
       Unamortized loss on reacquired debt           19,192                          19,192
       Other                                         13,496                          13,496


              Total Assets                        1,674,042         100,250       1,774,292


    *Issuance and sale from time to time and renewal from time to time of short-term debt to mature not more than 270 days after the date of issuance or renewal thereof.

                                                              Statement 2-A(i)
                                                                 (continued)
    THE POTOMAC EDISON COMPANY

    BALANCE SHEET - JUNE 30, 1995 PER BOOKS
    AND PRO FORMA GIVING EFFECT AS AT THAT DATE
    TO THE ADJUSTMENTS SET FORTH HEREIN

                                                                          (Thousands)
                                                          Per Books      Adjustments*    Pro Forma


    Capitalization and Liabilities

    Capitalization:
       Common stock:
         Common stock - no par value, authorized
            23,000,000 shares, outstanding
            22,385,000 shares (no change
            since 7-1-94)                                   447,700                        447,700
         Other paid-in capital (increase of $42,000
           since 7-1-94)                                      2,756                          2,756
         Retained earnings                                  211,476                        211,476

       Preferred stock:
         Cumulative preferred stock - par value
           $100 per share, authorized 5,388,046
           shares, outstanding 618,349 shares:
               Not subject to mandatory redemption           16,378                         16,378

       Long-term debt                                       628,851                        628,851

    Current liabilities:
       Short-term debt                                       14,750        100,250         115,000
       Long-term debt and preferred stock
          due within one year                                64,157                         64,157
       Accounts payable                                      20,342                         20,342
       Accounts payable to affiliates                        11,547                         11,547
       Taxes accrued:
          Federal and state income                            2,045                          2,045
          Other                                               9,359                          9,359
       Interest accrued                                      10,079                         10,079
       Customer deposits                                      6,449                          6,449
       Other                                                 14,368                         14,368

    Deferred credits and other liabilities:
       Unamortized investment credit                         26,928                         26,928
       Deferred income taxes                                155,100                        155,100
       Regulatory liabilities                                17,074                         17,074
       Other                                                 14,683                         14,683

                    Total Capitalization and Liabilities  1,674,042        100,250       1,774,292

                                                              Statement 3-A(i)

    WEST PENN POWER COMPANY AND SUBSIDIARIES

    CONSOLIDATED BALANCE SHEET - JUNE 30, 1995 PER BOOKS
    AND PRO FORMA GIVING EFFECT AS AT THAT DATE
    TO THE ADJUSTMENTS SET FORTH HEREIN



                                                                     (Thousands)
                                                     Per Books      Adjustments*    Pro Forma
    Assets

    Property, plant, and equipment:
       At original cost                              3,053,150                      3,053,150
       Accumulated depreciation                     (1,037,818)                    (1,037,818)


    Investments and other assets:
       Allegheny Generating Company -
          common stock at equity                        98,321                         98,321
       Other                                             1,287                          1,287


    Current assets:
       Cash and temporary cash investments                 304        170,000         170,304

       Accounts receivable:
          Electric service                             130,519                        130,519
          Affiliated and other                          10,508                         10,508
          Allowance for uncollectible accounts          (8,383)                        (8,383)
       Notes receivable from affiliates                 23,800                         23,800
       Materials and supplies--at average cost:
          Operating and construction                    40,619                         40,619
          Fuel                                          39,615                         39,615
       Deferred income taxes                            12,172                         12,172
       Prepaid taxes                                    27,619                         27,619
       Other                                             4,865                          4,865


    Deferred charges:
       Regulatory assets                               364,036                        364,036
       Unamortized loss on reacquired debt              12,888                         12,888
       Other                                            19,265                         19,265


              Total Assets                           2,792,767        170,000       2,962,767


    *Issuance and sale from time to time and renewal from time to time of short-term debt to mature not more than 270 days after the date of issuance or renewal thereof.


                                                              Statement 3-A(i)
                                                                (continued)

    WEST PENN POWER COMPANY AND SUBSIDIARIES

    CONSOLIDATED BALANCE SHEET - JUNE 30, 1995 PER BOOKS
    AND PRO FORMA GIVING EFFECT AS AT THAT DATE
    TO THE ADJUSTMENTS SET FORTH HEREIN

                                                                           (Thousands)
                                                          Per Books       Adjustments*    Pro Forma


    Capitalization and Liabilities

    Capitalization:
       Common stock:
         Common stock - no par value, authorized
            28,902,923 shares, outstanding
            24,361,586 shares (issued 2,000,000
            shares since 7-1-94)                            465,994                         465,994
         Other paid-in capital (no change
           since 7-1-94)                                     55,687                          55,687
         Retained earnings                                  445,322                         445,322

       Preferred stock:
         Cumulative preferred stock - par value
           $100 per share, authorized 3,097,077
           shares, outstanding 1,497,077 shares:
               Not subject to mandatory redemption           79,708                          79,708

       Long-term debt                                       906,583                         906,583

    Current liabilities:
       Short-term debt                                            0         170,000         170,000
       Long-term debt and preferred stock
           due within one year                               97,000                          97,000
       Accounts payable                                      75,156                          75,156
       Accounts payable to affiliates                         7,938                           7,938
       Taxes accrued:
          Federal and state income                           10,947                          10,947
          Other                                               9,897                           9,897
       Interest accrued                                      16,407                          16,407
       Other                                                 25,961                          25,961

    Deferred credits and other liabilities:
       Unamortized investment credit                         51,656                          51,656
       Deferred income taxes                                479,190                         479,190
       Regulatory liabilities                                37,442                          37,442
       Other                                                 27,879                          27,879

                    Total Capitalization and Liabilities  2,792,767         170,000       2,962,767

                                                              Statement 4-A(i)

    ALLEGHENY POWER SYSTEM, INC.

    BALANCE SHEET - JUNE 30, 1995 PER BOOKS
    AND PRO FORMA GIVING EFFECT AS AT THAT DATE
    TO THE ADJUSTMENTS SET FORTH HEREIN



                                                                       (Thousands)
                                                      Per Books       Adjustments*   Pro Forma
    Assets

    Investments:
       Subsidiaries consolidated:
           Common stocks, at equity                   2,128,800                       2,128,800
           Excess of cost over book equity at
              acquisition                                15,077                          15,077
       Ohio Valley Electric Corporation -
           common stock, at cost which
           approximates equity                            1,250                           1,250
       Other                                             36,755                          36,755


    Current assets:
       Cash                                                  56          89,937          89,993
       Notes receivable due within one year               1,793                           1,793
       Accounts receivable - affiliates                       5                               5
       Other                                                 44                              44

    Deferred Charges                                          8                               8

                Total Assets                          2,183,788          89,937       2,273,725


    Capitalization and Liabilities

    Capitalization:
       Common stock - $1.25 par value per share
          authorized 260,000,000 shares, outstanding
          120,046,969 shares                            150,059                         150,059
       Other paid-in capital                            979,735                         979,735
       Retained earnings                                967,764                         967,764

    Current liabilities:
       Short-term debt                                   75,063          89,937         165,000
       Accounts payable                                  10,094                          10,094
       Interest accrued                                     696                             696
       Other                                                 88                              88

    Deferred credit                                         289                             289

              Total Capitalization and Liabilities    2,183,788          89,937       2,273,725

    ALLEGHENY POWER SYSTEM, INC. AND SUBSIDIARIES             Statement 4-A(i)
    CONSOLIDATED BALANCE SHEET - JUNE 30, 1995                   (continued)
    PER BOOKS AND PRO FORMA GIVING EFFECT AS AT
    THAT DATE TO THE ADJUSTMENTS SET FORTH HEREIN

                                                                              (Thousands)
    Assets                                                Per Books          Adjustments*       Pro Forma

    Property, plant, and equipment:
       At original cost                                    7,706,841                             7,706,841
       Accumulated depreciation                           (2,619,242)                           (2,619,242)
                                                           5,087,599                             5,087,599
    Investments and other assets:
       Subsidiaries consolidated--excess of cost
          over book equity at acquisition                     15,077                                15,077
       Securities of associated company--at cost,
          which approximates equity                            1,250                                 1,250
       Nonutility investments                                    197                                   197
       Other                                                  37,461                                37,461
                                                              53,985                                53,985
    Current assets:
       Cash and temporary cash investments                    42,349           525,292             567,641
       Accounts receivable:
          Electric service                                   257,343                               257,343
          Other                                                8,989                                 8,989
          Allowance for uncollectible accounts               (11,548)                              (11,548)
       Materials and supplies--at average cost:
          Operating and construction                          97,462                                97,462
          Fuel                                                87,179                                87,179
       Prepaid taxes                                          45,168                                45,168
       Other                                                  26,461                                26,461
                                                             553,403           525,292           1,078,695
    Deferred charges:
       Regulatory assets                                     651,525                               651,525
       Unamortized loss on reacquired debt                    58,760                                58,760
       Other                                                  43,743                                43,743
                                                             754,028                               754,028

              Total Assets                                 6,449,015           525,292           6,974,307

    Capitalization and Liabilities
    Capitalization:
       Common stock                                          150,059                               150,059
       Other paid-in capital                                 979,735                               979,735
       Retained earnings                                     967,764                               967,764
                                                           2,097,558                             2,097,558
       Preferred stock:
         Not subject to mandatory redemption                 170,086                               170,086
       Long-term debt of subsidiaries                      2,258,250            65,105           2,323,355
                                                           4,525,894            65,105           4,590,999
    Current liabilities:
       Short-term debt                                        89,813           460,187             550,000
       Long-term debt and preferred stock
          due within one year                                223,032                               223,032
       Accounts payable                                      127,075                               127,075
       Taxes accrued:
          Federal and state income                            22,672                                22,672
          Other                                               32,518                                32,518
       Interest accrued                                       41,334                                41,334
       Other                                                  77,872                                77,872
                                                             614,316           460,187           1,074,503
    Deferred credits and other liabilities:
       Unamortized investment credit                         153,883                               153,883
       Deferred income taxes                                 997,132                               997,132
       Regulatory liabilities                                102,610                               102,610
       Other                                                  55,180                                55,180
                                                           1,308,805                             1,308,805

                    Total Capitalization and Liabilities   6,449,015           525,292           6,974,307

    *Issuance and sale by Allegheny Power System, Inc. and Subsidiaries from time to time and renewal from time to time of short-term debt to mature not more than 270 days after the date of issuance or renewal thereof.

                                                             Statement 5-A(i)

    ALLEGHENY GENERATING COMPANY

    BALANCE SHEET - JUNE 30, 1995 PER BOOKS
    AND PRO FORMA GIVING EFFECT AS AT THAT DATE
    TO THE ADJUSTMENTS SET FORTH HEREIN



                                                                       (Thousands)
                                                       Per Books      Adjustments*   Pro Forma
    Assets

    Property, plant, and equipment:
       At original cost                                 838,891                         838,891
       Accumulated depreciation                        (152,397)                       (152,397)


    Current assets:
       Cash                                                 100          65,105          65,205
       Accounts receivable                                5,986                           5,986
       Materials and supplies--at average cost            1,897                           1,897
       Other                                                200                             200


    Deferred charges:
       Regulatory assets                                  4,450                           4,450
       Unamortized loss on reacquired debt               10,276                          10,276
       Other                                                363                             363

              Total Assets                              709,766          65,105         774,871


    Capitalization and Liabilities

    Capitalization:
       Common stock - $1.00 par value per share
          authorized 5,000 shares, outstanding 1,000
          shares (no change since 7-1-94)                     1                               1
       Other paid-in capital (no change since
          7-1-94)                                       209,999                         209,999
       Retained earnings                                  8,491                           8,491

       Long-term debt:
          Debentures, net                               148,501                         148,501
          Commercial paper                                9,895          65,105          75,000
          Medium-term notes                              74,600                          74,600
          Notes payable to affiliates                    27,900                          27,900

    Current liabilities:
       Long-term debt due within one year                 3,375                           3,375
       Accounts payable                                      14                              14
       Interest accrued                                   4,890                           4,890
       Other                                                761                             761

    Deferred credits:
       Unamortized investment credit                     51,636                          51,636
       Deferred income taxes                            141,439                         141,439
       Regulatory liabilities                            28,264                          28,264

              Total Capitalization and Liabilities      709,766          65,105         774,871

                                                             Statement 1-B(i)
    MONONGAHELA POWER COMPANY

    STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1995
    PER BOOKS AND PRO FORMA GIVING EFFECT AS AT BEGINNING OF PERIOD
    TO THE ADJUSTMENTS SET FORTH HEREIN


                                                     (Thousands)
                                                    Per Books  Adjustments*  Pro Form

    ELECTRIC OPERATING REVENUES                     689,711                  689,711

    OPERATING EXPENSES:
       Operation:
         Fuel                                       136,155                  136,155
         Purchased power and exchanges, net         168,496                  168,496
         Deferred power costs, net                   13,422                   13,422
         Other                                       78,166                   78,166
       Maintenance                                   71,591                   71,591
       Depreciation                                  57,921                   57,921
       Taxes other than income taxes                 38,041                   38,041
       Federal and state income taxes                33,107       (1,051)     32,056
                  Total Operating Expenses          596,899       (1,051)    595,848
                  Operating Income                   92,812        1,051      93,863


    OTHER INCOME AND DEDUCTIONS:
       Allowance for other than borrowed funds
          used during construction                      644                      644
       Other income, net                              9,188                    9,188
                 Total Other Income and Deductions    9,832                    9,832
                 Income Before Interest Charges     102,644        1,051     103,695


    INTEREST CHARGES:
       Interest on first mortgage bonds              29,105                   29,105
       Interest on other long-term obligations        7,099                    7,099
       Other interest                                 2,859        2,621       5,480
       Allowance for borrowed funds used during
          construction                                 (910)                    (910)
                Total Interest Charges               38,153        2,621      40,774


                Net Income                           64,491       (1,570)     62,921

    *Estimated interest requirements on the proposed issuance of short-term
        debt at an assumed rate of 5.30% for 270 days                          3,975
     Interest on short-term debt provided for the twelve months ended
        June 30, 1995                                                         (1,354)
     Increase in interest on short-term debt                                   2,621
     Decrease in federal and state income taxes                                1,051
              Decrease in Net Income                                           1,570

                                                        Statement 1-B(i)
                                                         (continued)

    MONONGAHELA POWER COMPANY

    STATEMENT OF RETAINED EARNINGS
    FOR TWELVE MONTHS ENDED JUNE 30, 1995



                                                        (Thousands)


    Balance at July 1, 1994                               191,271


    Add:

        Net income                                         64,491
                                                          255,762


    Deduct:

         Dividends on capital stock:
            Preferred stock                                 8,198
            Common stock                                   45,008

                 Total deductions                          53,206


    Balance at June 30, 1995                              202,556

                                                              Statement 2-B(i)
    THE POTOMAC EDISON COMPANY

    STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1995
    PER BOOKS AND PRO FORMA GIVING EFFECT AS AT BEGINNING OF PERIOD
    TO THE ADJUSTMENTS SET FORTH HEREIN


                                                        (Thousands)
                                                       Per Books      Adjustments*  Pro Forma

    ELECTRIC OPERATING REVENUES                         764,425                      764,425

    OPERATING EXPENSES:
       Operation:
         Fuel                                           137,169                      137,169
         Purchased power and exchanges, net             216,668                      216,668
         Deferred power costs, net                       12,176                       12,176
         Other                                           89,808                       89,808
       Maintenance                                       57,656                       57,656
       Depreciation                                      64,603                       64,603
       Taxes other than income taxes                     46,736                       46,736
       Federal and state income taxes                    29,132       (1,680)         27,452
                  Total Operating Expenses              653,948       (1,680)        652,268
                  Operating Income                      110,477        1,680         112,157


    OTHER INCOME AND DEDUCTIONS:
       Allowance for other than borrowed funds
          used during construction                        2,923                        2,923
       Other income, net                                 12,193                       12,193
                 Total Other Income and Deductions       15,116                       15,116
                 Income Before Interest Charges         125,593        1,680         127,273


    INTEREST CHARGES:
       Interest on first mortgage bonds                  42,290                       42,290
       Interest on other long-term obligations            6,407                        6,407
       Other interest                                     1,823        4,552           6,375
       Allowance for borrowed funds used during
          construction                                   (1,771)                      (1,771)
                Total Interest Charges                   48,749        4,552          53,301


                Net Income                               76,844       (2,872)         73,972

    *Estimated interest requirements on the proposed issuance of short-term
        debt at an assumed rate of 5.30% for 270 days                                  4,571
     Interest on short-term debt provided for the twelve months ended
        June 30, 1995                                                                    (19)
     Increase in interest on short-term debt                                           4,552
     Decrease in federal and state income taxes                                        1,680
              Decrease in Net Income                                                   2,872

                                             Statement 2-B(i)
                                              (continued)

    THE POTOMAC EDISON COMPANY

    STATEMENT OF RETAINED EARNINGS
    FOR TWELVE MONTHS ENDED JUNE 30, 1995



                                             (Thousands)

    Balance at July 1, 1994                    198,867


    Add:

        Net income                              76,844
                                               275,711


    Deduct:

         Dividends on capital stock:
            Preferred stock                      4,243
            Common stock                        59,992

                 Total deductions               64,235


    Balance at June 30, 1995                   211,476

                                                             Statement 3-B(i)
    WEST PENN POWER COMPANY AND SUBSIDIARIES

    CONSOLIDATED STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1995
    PER BOOKS AND PRO FORMA GIVING EFFECT AS AT BEGINNING OF PERIOD
    TO THE ADJUSTMENTS SET FORTH HEREIN


                                                      (Thousands)
                                                      Per Books       Adjustments*  Pro Forma

    ELECTRIC OPERATING REVENUES                       1,151,126                     1,151,126

    OPERATING EXPENSES:
       Operation:
         Fuel                                           234,391                       234,391
         Purchased power and exchanges, net             251,962                       251,962
         Deferred power costs, net                       12,457                        12,457
         Other                                          143,184                       143,184
       Maintenance                                      107,574                       107,574
       Depreciation                                     102,335                       102,335
       Taxes other than income taxes                     87,621                        87,621
       Federal and state income taxes                    56,052        (2,621)         53,431
                  Total Operating Expenses              995,576        (2,621)        992,955
                  Operating Income                      155,550         2,621         158,171


    OTHER INCOME AND DEDUCTIONS:
       Allowance for other than borrowed funds
          used during construction                        5,250                         5,250
       Asset write-off, net                              (5,179)                       (5,179)
       Other income, net                                 13,480                        13,480
                 Total Other Income and Deductions       13,551                        13,551
                 Income Before Interest Charges         169,101         2,621         171,722

    INTEREST CHARGES:
       Interest on first mortgage bonds                  47,992                        47,992
       Interest on other long-term obligations           13,715                        13,715
       Other interest                                     2,600         6,392           8,992
       Allowance for borrowed funds used during
          construction                                   (3,575)                       (3,575)
                Total Interest Charges                   60,732         6,392          67,124


    Consolidated Net Income                             108,369        (3,771)        104,598

    *Estimated interest requirements on the proposed issuance of short-term
        debt at an assumed rate of 5.30% for 270 days                                   6,758
     Interest on short-term debt provided for the twelve months ended
        June 30, 1995                                                                    (366)
     Increase in interest on short-term debt                                            6,392
     Decrease in federal and state income taxes                                         2,621
              Decrease in Net Income                                                    3,771


                                                      Statement 3-B(i)
                                                       (continued)

    WEST PENN POWER COMPANY AND SUBSIDIARIES

    CONSOLIDATED STATEMENT OF RETAINED EARNINGS
    FOR TWELVE MONTHS ENDED JUNE 30, 1995


                                                      (Thousands)


    Balance at July 1, 1994                            431,996


    Add:

        Consolidated net income                        108,369
                                                       540,365


    Deduct:

         Dividends on capital stock:
            Preferred stock                              8,837
            Common stock                                86,206
                 Total deductions                       95,043


    Balance at June 30, 1995                           445,322

                                                             Statement 4-B(i)
    ALLEGHENY POWER SYSTEM, INC.

    STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1995
    PER BOOKS AND PRO FORMA GIVING EFFECT AS AT BEGINNING OF PERIOD
    TO THE ADJUSTMENTS SET FORTH HEREIN


                                                        (Thousands)
                                                        Per Books    Adjustments*   Pro Forma

    INCOME:

        Dividends on common stocks of subsidiaries        191,204                    191,204

        Equity in undistributed earnings of
            subsidiaries                                   36,931           565       37,496

        Interest from subsidiary companies                    105                        105

        Income from Ohio Valley Electric
          Corporation investment                              205                        205

        Interest on temporary cash investments                  1                          1

             Total                                        228,446           565      229,011


    EXPENSES, TAXES AND INCOME DEDUCTIONS:

        Administrative and fiscal expenses and
            other charges                                     142                        142

        Interest on short-term debt                         4,945         1,615        6,560

        Other interest expense                                 18                         18

             Total                                          5,105         1,615        6,720

    NET INCOME                                            223,341        (1,050)     222,291

    *Estimated interest requirements on the proposed issuance of short-term
        debt at an assumed rate of 5.30% for 270 days                                  6,559
     Interest on short-term debt provided for the twelve months ended
        June 30, 1995                                                                 (4,944)
     Increase in interest on short-term debt                                           1,615
     Decrease in federal and state income taxes                                          565
              Decrease in Net Income                                                   1,050

                                                             Statement 4-B(i)

    ALLEGHENY POWER SYSTEM, INC. AND SUBSIDIARIES

    CONSOLIDATED STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1995
    PER BOOKS AND PRO FORMA GIVING EFFECT AS AT BEGINNING OF PERIOD
    TO THE ADJUSTMENTS SET FORTH HEREIN

                                                      (Thousands)


                                                      Per Books      Adjustments*     Pro Forma

    ELECTRIC OPERATING REVENUES                       2,496,247                       2,496,247

    OPERATING EXPENSES:
       Operation:
         Fuel                                           507,717                         507,717
         Purchased power and exchanges, net             459,842                         459,842
         Deferred power costs, net                       38,056                          38,056
         Other                                          289,711                         289,711
       Maintenance                                      238,867                         238,867
       Depreciation                                     241,846                         241,846
       Taxes other than income taxes                    181,252                         181,252
       Federal and state income taxes                   133,799         (6,630)         127,169
                  Total Operating Expenses            2,091,090         (6,630)       2,084,460
                  Operating Income                      405,157          6,630          411,787

    OTHER INCOME AND DEDUCTIONS:
       Allowance for other than borrowed funds
          used during construction                        8,816                           8,816
       Asset write-off, net                              (5,338)                         (5,338)
       Other income, net                                  4,618                           4,618
                 Total Other Income and Deductions        8,096                           8,096
                 Income Before Interest Charges and
                   Preferred Dividends                  413,253          6,630          419,883

    INTEREST CHARGES AND PREFERRED DIVIDENDS:
       Interest on first mortgage bonds                 119,386                         119,386
       Interest on other long-term obligations           42,856          2,037           44,893
       Other interest                                    12,648         15,180           27,828
       Allowance for borrowed funds used during
          construction                                   (6,256)                         (6,256)
       Dividends on preferred stock of subsidiaries      21,278                          21,278
                Total Interest Charges and
                    Preferred Dividends                 189,912         17,217          207,129


    Consolidated Net Income                             223,341        (10,587)         212,754

    *Estimated interest requirements on the proposed issuance of short-term debt by Allegheny Power System, Inc. and
        Subsidiaries at an assumed rate of 5.30%.  The proposed
        issuance is comprised of $100,000,000 for Monongahela Power
        Company (MP), $115,000,000 for The Potomac Edison Company
        (PE), $170,000,000 for West Penn Power Company (WPP),
        $165,000,000 for Allegheny Power System, Inc. (APS), and
        $75,000,000 for Allegheny Generating Company (AGC).                              25,838

    Interest on short-term debt of MP, PE, WPP, APS, and AGC
       provided for the 12 months ended June 30, 1995                                    (8,621)
    Increase in interest on commercial paper                                             17,217
    Decrease in federal and state income taxes                                            6,630
          Decrease in Consolidated Net Income                                            10,587

                                                         Statement 4-B(i)
                                                          (continued)

    ALLEGHENY POWER SYSTEM, INC. AND SUBSIDIARIES

    CONSOLIDATED STATEMENT OF RETAINED EARNINGS
    FOR TWELVE MONTHS ENDED JUNE 30, 1995




                                                         (Thousands)


    Balance at July 1, 1994                                 939,713


    Add:

        Consolidated net income                             223,341
                                                          1,163,054


    Deduct:

         Dividends on common stock of Allegheny
            Power System, Inc. (cash)                       195,290



    Balance at June 30, 1995                                967,764

                                                             Statement 5-B(i)
    ALLEGHENY GENERATING COMPANY

    STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1995
    PER BOOKS AND PRO FORMA GIVING EFFECT AS AT BEGINNING OF PERIOD
    TO THE ADJUSTMENTS SET FORTH HEREIN


                                                   (Thousands)
                                                  Per Books  Adjustments*    Pro Forma

    ELECTRIC OPERATING REVENUES                    90,879                     90,879

    OPERATING EXPENSES:
       Operation                                    4,741                      4,741
       Maintenance                                  2,044                      2,044
       Depreciation                                16,828                     16,828
       Taxes other than income taxes                4,901                      4,901
       Federal income taxes                        14,541           (713)     13,828

                  Total Operating Expenses         43,055           (713)     42,342

                  Operating Income                 47,824            713      48,537


    OTHER INCOME AND DEDUCTIONS                        12                         12
                  Income Before Interest Charges   47,836            713      48,549


    INTEREST CHARGES:
       Interest on long-term debt                  16,822          2,037      18,859
       Other interest                               1,491                      1,491
                Total Interest Charges             18,313          2,037      20,350


    Net Income                                     29,523         (1,324)     28,199

    *Estimated annual interest requirements on $75,000,000 of
        commercial paper borrowings at an assumed rate of 5.30%                3,975
     Interest on commercial paper/money pool provided for the twelve months
        ended June 30, 1995                                                   (1,938)
     Increase in interest on commercial paper                                  2,037
     Decrease in federal income tax at 35%                                       713
              Decrease in Net Income                                           1,324

                                                        Statement 5-B(i)
                                                         (continued)

    ALLEGHENY GENERATING COMPANY

    STATEMENT OF RETAINED EARNINGS
    FOR TWELVE MONTHS ENDED JUNE 30, 1995



                                                        (Thousands)


    Balance at July 1, 1994                               14,617


    Add:

        Net income                                        29,523
                                                          44,140


    Deduct:

         Dividends on common stock                        35,649


    Balance at June 30, 1995                               8,491